SMITH BARNEY INVESTMENT TRUST


Sub-Item 77q1

Registrant incorporates by reference Registrant's Supplement dated January 18, 2006 to the Prospectus and Statement of Additional
Information filed on JANUARY 18, 2006.
(Accession No. 0001193125-06-007906)